Exhibit 10.1

FORM OF

REGISTRATION RIGHTS AGREEMENT

ARTICLE I. DEFINITIONS

1.1	Definitions.

The following terms shall have the meanings specified in this Section 1.1. Terms used but not defined herein shall have the meaning set forth in Section 1.1 of the Amended and Restated Agreement and Plan of Merger, dated January 24, 2022 (as amended, the “Agreement”).

“Advice” has the meaning set forth in Section 2.3(a).

“Automatic Shelf Registration Statement” means an “Automatic Shelf Registration Statement,” as defined in Rule 405 under the Securities Act.

“Beneficial Ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 promulgated under the 1934 Act.

“Blackout Period” has the meaning set forth in Section 2.2(s).

“Parent Common Stock Price” means the arithmetic average of the daily VWAP of the shares of Parent Common Stock for the ten (10) consecutive Business Days prior to the determination date.

“Demand Request” means a request for an Underwritten Shelf Takedown.

“Effective Date” means the date the Shelf Registration Statement filed pursuant to Section 2.1(a) is first declared effective by the SEC.

“Filing Deadline” means (i) with respect to the Parent Common Stock Payment Shares, the tenth (10th) day following the Closing Date or (ii) with respect to the shares of Parent Common Stock that are issuable upon conversion of the Preferred Shares, the tenth (10th) day following approval by the stockholders of the Company of the Preferred Stock Conversion Proposal; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

“LD Period” has the meaning set forth in Section 2.1(b).

“LD Termination Date” has the meaning set forth in Section 2.1(b).

“Liquidated Damages” has the meaning set forth in Section 2.1(b).

“Liquidated Damages Multiplier” means the product of the Parent Common Stock Price and the number of Registrable Securities held by such applicable Stockholder as provided in Section 2.1(b) and Section 2.3(b).

“Parent Convertible Preferred Stock” has the meaning set forth in the Agreement.

“Preferred Shares” means the shares of Parent Convertible Preferred Stock issued or issuable to each Stockholder pursuant to the Agreement, including, without limitation, the Earnout Shares.

“Prospectus” means the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus.

“Records” has the meaning set forth in Section 2.2(l).

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

“Registrable Securities” means, at any time, unless otherwise indicated, (a) the Parent Common Stock Payment Shares and (b) any shares of Parent Common Stock that are issuable upon conversion of the Preferred Shares, including any other securities of Parent or any successor of Parent issued or issuable with respect to such Preferred Shares by way of a stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or reorganization or similar event involving a change in the capital structure of Parent; provided, however, that Registrable Securities shall cease to be Registrable Securities when (i) they have been distributed to the public pursuant to an offering registered under the Securities Act, (ii) they have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) they have been transferred or sold to any Person to whom the rights provided herein are not assigned in accordance with the Agreement.

“Registration Expenses” means all expenses (other than Selling Expenses) arising from or incident to Parent’s performance of or compliance with the terms set forth herein, including, without limitation: (i) SEC, stock exchange, Financial Industry Regulatory Authority, Inc. and other registration and filing fees; (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, duplicating, word processing, messenger, telephone and delivery expenses (including expenses of printing Prospectuses); (iv) the fees, charges and disbursements of counsel to Parent and of its independent public accountants, reserve engineers and any other accounting and legal fees, charges and expenses incurred by Parent (including, without limitation, any expenses arising from any special audits or “comfort” letters required in connection with or incident to any registration); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities on the NASDAQ (or the New York Stock Exchange or any other national securities exchange on which the shares of Parent Common Stock may then be listed) or the quotation of Registrable Securities on any inter-dealer quotation system; (vi) the fees, disbursements and expenses incurred by Parent in connection with any road show for underwritten offerings; and (vii) reasonable fees, disbursements and expenses of counsel to the Stockholders in connection with the filing or amendment of any Registration Statement or Prospectus hereunder; provided that, with respect to any offering, Registration Expenses shall only include such fees and expenses of one counsel to the Stockholders.

“Registration Statement” means any registration statement of Parent that covers the resale of any Registrable Securities filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all other material incorporated by reference in such registration statement or Prospectus.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

“Securities” means any class or series of equity interest in Parent.

“Securities Act” has the meaning set forth in the Agreement.

“Selling Expenses” means the underwriting fees, discounts and commissions, placement fees of underwriters, broker commissions and any transfer taxes, in each case, applicable to all Registrable Securities registered by the Stockholders.

“Shelf Registration Statement” means a “shelf” registration statement of Parent that covers all the Registrable Securities (and may cover other securities of Parent) on Form S-3 and under Rule 415 under the Securities Act or, if Parent is not then eligible to file on Form S-3, on Form S-1 or any other appropriate form under the Securities Act, or any successor rule that may be adopted by the SEC, including without limitation any such registration statement filed pursuant to Section 2.1 hereunder, and all amendments and supplements to such “shelf” registration statement, including post-effective amendments, in each case, including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Stockholder” has the meaning set forth in the Agreement.

“Stockholder Affiliates” has the meaning set forth in Section 2.5(a).

“Suspension Notice” has the meaning set forth in Section 2.1(c).

“Suspension Period” has the meaning set forth in Section 2.1(c).

“Target Effective Date” means (i) with respect to the Parent Common Stock Payment Shares, the one hundred and twentieth (120th) calendar day following the Closing Date, and (ii) with respect to the shares of Parent Common Stock that are issuable upon conversion of the Preferred Shares, the one hundred and twentieth (120th) calendar day following the approval by the stockholders of the Company of the Preferred Stock Conversion Proposal; provided, however, that if the Target Effective Date falls on a Saturday, Sunday or other day that the SEC is closed for business, the Target Effective Date shall be extended to the next Business Day on which the SEC is open for business.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

“Underwritten Shelf Takedown” means an underwritten offering that is registered pursuant to a Shelf Registration Statement.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

ARTICLE II. REGISTRATION RIGHTS

2.1	Shelf Registration.

(a)            On or prior to the Filing Deadline, Parent shall prepare and file (to the extent not previously filed) a Shelf Registration Statement (which Shelf Registration Statement shall be an Automatic Shelf Registration Statement if Parent is then eligible to file an Automatic Shelf Registration Statement with respect to such registration), registering for resale the applicable Registrable Securities under the Securities Act, and (ii) use its reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as reasonably practicable following such filing, but in any event no later than the Target Effective Date. The plan of distribution indicated in the Shelf Registration Statement shall include all such methods of sale as any Stockholder may reasonably request in writing at least five (5) Business Days prior to the filing of the Shelf Registration Statement and that can be included in the Shelf Registration Statement under the rules and regulations of the SEC. Until all Registrable Securities cease to be Registrable Securities, Parent shall use its reasonable best efforts to keep current and effective for the maximum period permitted by the rules and regulations of the SEC, such Shelf Registration Statement and file such supplements or amendments to such Shelf Registration Statement (or file a new Shelf Registration Statement (which Shelf Registration Statement shall be an Automatic Shelf Registration Statement if Parent is then eligible to file an Automatic Shelf Registration Statement) when or before such preceding Shelf Registration Statement expires pursuant to the rules of the SEC) as may be necessary or appropriate in order to keep such Shelf Registration Statement continuously effective and useable for the resale of all Registrable Securities under the Securities Act. Any Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply in all material respects as to form with all applicable requirements of the Securities Act and the 1934 Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)            With respect to any Shelf Registration Statement covering Registrable Securities that has not been declared effective prior to the Closing Date, if such Shelf Registration Statement required by Section 2.1(a) is not declared effective prior to applicable Target Effective Date, then each applicable Stockholder shall be entitled to a payment (with respect to the Registrable Securities held by such applicable Stockholder), as liquidated damages and not as a penalty, of 0.25% of the Liquidated Damages Multiplier per thirty (30)-day period, that shall accrue daily, for the first sixty (60) days following the Target Effective Date, increasing by an additional 0.25% of the Liquidated Damages Multiplier per thirty (30)-day period, that shall accrue daily, for each subsequent sixty (60) days (i.e., 0.50% for 61-120 days, 0.75% for 121-180 days and 1.00% thereafter), up to a maximum of 1.00% of the Liquidated Damages Multiplier per thirty (30)-day period (the “Liquidated Damages”). The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten (10) Business Days after the end of each such thirty (30)-day period. Any Liquidated Damages shall be paid to each such applicable Stockholder in immediately available funds. The accrual of Liquidated Damages shall cease (a “LD Termination Date” and, each such period beginning on the applicable Target Effective Date, and ending on a LD Termination Date being, a “LD Period”) at the earlier of (i) such Shelf Registration Statement becoming effective and (ii) when such Stockholder no longer holds Registrable Securities. Any amount of Liquidated Damages shall be prorated for any period of less than thirty (30) calendar days accruing during a LD Period. If Parent is unable to cause such Shelf Registration Statement to go effective by the Target Effective Date, as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then Parent may request a waiver of the Liquidated Damages, and the applicable Stockholders may grant or withhold their consent to such request in their discretion. For the avoidance of doubt, nothing in this Section 2.1(b) shall relieve Parent from its obligations under Section 2.1(a).

(c)            Upon written notice to the Stockholders (a “Suspension Notice”), Parent shall be entitled to suspend, for a period of time not to exceed the periods specified in Section 2.2(s) (each, a “Suspension Period”), the use of any Registration Statement or Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference if (i) Parent receives any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Stockholders as sellers of Registrable Securities; (ii) the SEC issues any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iii) Parent receives any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; or (iv) the board of directors, chief executive officer or chief financial officer of Parent determines in its or his or her reasonable good faith judgment that the Registration Statement or any Prospectus may contain an untrue statement of a material fact or may omit any fact necessary to make the statements in the Registration Statement or Prospectus not misleading; provided, that Parent shall use its good faith efforts to amend the Registration Statement or Prospectus to correct such untrue statement or omission as promptly as reasonably practicable, unless Parent determines in good faith that such amendment would reasonably be expected to have a materially detrimental effect on Parent.

(d)            Each of the Stockholders shall (i) cooperate with Parent and to furnish to Parent all such information regarding such Stockholder, its ownership of Registrable Securities and the disposition of such securities in connection with the preparation of the Registration Statement and any filings with any state securities commission as Parent may reasonably request, and (ii) to the extent required by the Securities Act, deliver or cause delivery of the Prospectus contained in the Registration Statement, any amendment or supplement thereto, to any purchaser of Registrable Securities covered by the Registration Statement from the Stockholder.

2.2	Registration Procedures.

In connection with the registration and sale of Registrable Securities pursuant to this Article II, Parent will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Parent will:

(a)            if the Registration Statement is not automatically effective upon filing, use reasonable best efforts to cause such Registration Statement to become effective as promptly as reasonably practicable;

(b)            promptly notify each selling Stockholder, promptly after Parent receives notice thereof, of the Effective Date or a supplement to any prospectus forming a part of such Registration Statement has been filed;

(c)            after the Effective Date, promptly notify each selling Stockholder of any request by the SEC that Parent amend or supplement such Registration Statement or Prospectus;

(d)            prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be reasonably necessary to keep the Registration Statement effective during the period set forth, and subject to, the terms and conditions herein, and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement for the period required to effect the distribution of the Registrable Securities as set forth in this Article II;

(e)            furnish to the selling Stockholders such numbers of copies of such Registration Statement, each amendment and supplement thereto, each Prospectus (including each preliminary Prospectus and Prospectus supplement) and such other documents as the selling Stockholders and any underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Securities;

(f)             use its reasonable best efforts to register and qualify the Registrable Securities under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Stockholders and any underwriter(s) and do any and all other acts and things that may be reasonably necessary or advisable to enable the selling Stockholders or any underwriter(s) to consummate the disposition of the Registrable Securities in such jurisdictions; provided, however, that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction, unless Parent is already subject to service in such jurisdiction and except as may be required by the Securities Act, or subject itself to taxation in any such jurisdiction, unless Parent is already subject to taxation in such jurisdiction;

(g)            use its reasonable best efforts to cause all such Registrable Securities to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar equity securities issued by Parent are then listed;

(h)            provide a transfer agent and registrar for the Registrable Securities and provide a CUSIP number for all such Registrable Securities, in each case not later than the Effective Date;

(i)             use its reasonable best efforts to furnish to the underwriters of such offering, with copies furnished to the participating Stockholders, on the date that Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing Parent for the purposes of such registration, in form and substance as is customarily given by counsel for Parent to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated as of such date, from the independent public accountants of Parent, in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(j)            if requested by the selling Stockholders, cooperate with the Stockholders and the managing underwriter(s) (if any) to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under the Registration Statement, and enable such securities to be in such denominations and registered in such names as such selling Stockholders or the managing underwriter (if any) may request and keep available and make available to Parent’s transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates;

(k)            in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in form and substance as is customarily given by Parent to underwriters in an underwritten public offering, with the underwriter(s) of such offering;

(l)            upon execution of confidentiality agreements in form and substance reasonably satisfactory to Parent, promptly make available for inspection by the selling Stockholders, any underwriter(s) participating in any disposition pursuant to such Registration Statement and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Stockholders, all financial and other records, pertinent corporate documents and properties of Parent reasonably requested (collectively, “Records”), and use reasonable best efforts to cause Parent’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent, in each case, as necessary or advisable to verify the accuracy of the information in such Registration Statement and to conduct appropriate due diligence in connection therewith; provided, that Records that Parent determines, in good faith, to be confidential and that it notifies the selling Stockholders are confidential shall not be disclosed by the selling Stockholders unless the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is otherwise required by applicable law. Each Stockholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its affiliates (other than with respect to such Stockholders’ due diligence) unless and until such information is made generally available to the public, and further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, to the extent permitted and to the extent practicable, it shall give notice to Parent and allow Parent to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(m)           promptly notify the selling Stockholders and any underwriter(s) of the notification to Parent by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, and in the event of the issuance of any stop order suspending the effectiveness of such Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts to obtain promptly the withdrawal of such order;

(n)            promptly notify the selling Stockholders and any underwriter(s) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any selling Stockholder promptly prepare and furnish to such selling Stockholder a reasonable number of copies of a supplement to or an amendment of such Prospectus, or a revised Prospectus, as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (following receipt of any supplement or amendment to any Prospectus, the selling Stockholders shall deliver such amended, supplemental or revised Prospectus in connection with any offers or sales of Registrable Securities, and shall not deliver or use any Prospectus not so supplemented, amended or revised);

(o)            promptly notify the selling Stockholders and any underwriter(s) of the receipt by Parent of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(p)            make available to each selling Stockholder (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by Parent, one copy of each Registration Statement and any amendment thereto, each preliminary Prospectus and Prospectus and each amendment or supplement thereto, each letter written by or on behalf of Parent to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange) and each item of correspondence from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case, relating to such Registration Statement and (ii) such number of copies of each Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as any Stockholder or any underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities. Parent will promptly notify the selling Stockholders of the effectiveness of each Registration Statement or any post-effective amendment or the filing of any supplement or amendment to such Registration Statement or of any Prospectus supplement. Parent will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request, if necessary, as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review;

(q)            take no direct or indirect action prohibited by Regulation M under the 1934 Act; provided, that, to the extent that any prohibition is applicable to Parent, Parent will take all reasonable action to make any such prohibition inapplicable;

(r)             take such other actions as are reasonably necessary in order to facilitate the disposition of such Registrable Securities; and

(s)            notwithstanding any other provision set forth herein, Parent shall not be required to file a Registration Statement (or any amendment thereto) or request effectiveness of such Registration Statement or effect a requested Underwritten Shelf Takedown (or, if Parent has filed a Shelf Registration Statement and has included Registrable Securities therein, Parent shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to sixty (60) days if (i) the board of directors of Parent determines that a postponement is in the best interest of Parent and its stockholders generally due to a proposed transaction involving Parent and determines in good faith that Parent’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Registration Statement or the Shelf Registration Statement, (ii) the board of directors of Parent determines such registration would render Parent unable to comply with applicable securities laws or (iii) the board of directors of Parent determines such registration would require disclosure of material information that Parent has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period and/or Suspension Period collectively exceed an aggregate of ninety (90) days in any twelve (12)-month period.

2.3	Suspension of Dispositions.

(a)            Each Stockholder agrees by acquisition of any Registrable Securities that, upon receipt of a Suspension Notice from Parent of the occurrence of any event of the kind described in Section 2.2(n) or Section 2.2(s), such Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Stockholder’s receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing (the “Advice”) by Parent that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. Parent shall extend the period of time during which Parent is required to maintain the Registration Statement effective pursuant to the terms set forth in this Article II by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date such Stockholder either receives the supplemented or amended Prospectus or receives the Advice. If so directed by Parent, such Stockholder will deliver to Parent all copies, other than permanent file copies then in such Stockholder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Parent shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable. Any Underwritten Shelf Takedown which is suspended because of a Suspension Notice shall not be deemed to be a Demand Request for purposes of Section 2.1(c) unless and until a suspension pursuant to this Section 2.3 is concluded and such Underwritten Shelf Takedown is completed.

(b)            If (i) any of the Stockholders shall be prohibited from selling their Registrable Securities under a Shelf Registration Statement or other registration statement contemplated by terms and conditions set forth herein as a result of a suspension pursuant to the immediately preceding paragraph in excess of the periods permitted therein or (ii) a Shelf Registration Statement or other registration statement contemplated by terms and conditions set forth herein is filed and declared effective but, during the period from which such Shelf Registration Statement is first declared or becomes effective until all Registrable Securities cease to be Registrable Securities, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within ten (10) Business Days by a post-effective amendment thereto, a supplement to the prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or l5(d) of the 1934 Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the SEC, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, Parent shall pay each such Stockholder an amount equal to the Liquidated Damages, following the earlier of (x) the date on which the Suspension Period exceeded the permitted period and (y) the eleventh (11th) Business Day after such Shelf Registration Statement or other registration statement contemplated by terms set forth herein ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty (for purposes of calculating Liquidated Damages, the date in (x) or (y) above shall be deemed the Target Effective Date, as used in the definition of Liquidated Damages). For purposes of this paragraph, a suspension shall be deemed lifted with respect to each such Stockholder on the date that notice that the suspension has been terminated is delivered to such Stockholder. Liquidated Damages shall cease to accrue pursuant to this paragraph upon the earlier of (i) a suspension being deemed lifted and (ii) when such Stockholder no longer holds Registrable Securities included in such Shelf Registration Statement.

2.4	Registration Expenses.

All Registration Expenses shall be borne by Parent. In addition, for the avoidance of doubt, Parent shall pay its internal expenses in connection with the performance of or compliance with the terms set forth herein (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed. All Selling Expenses relating to Registrable Securities registered shall be borne by the Stockholders of such Registrable Securities pro rata on the basis of the number of Registrable Securities sold.

2.5	Indemnification.

(a)            Parent agrees to indemnify and reimburse, to the fullest extent permitted by law, each Stockholder that is a seller of Registrable Securities, and each of its employees, advisors, agents, representatives, partners, officers and directors and each Person who controls such Stockholder (within the meaning of the Securities Act or the 1934 Act) (collectively, the “Stockholder Affiliates”) (i) against any and all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, attorneys’ fees and disbursements except as limited by Section 2.5(c)), based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, any Written Testing-the-Waters Communication, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission and (iii) against any and all costs and expenses (including reasonable fees, charges and disbursements of counsel) as may be reasonably incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act or 1934 Act, to the extent that any such expense or cost is not paid under subparagraph (i) or (ii) above; except insofar as any such statements are made in reliance upon information furnished to Parent in writing by such seller or any Stockholder Affiliate expressly for use therein. The reimbursements required by this Section 2.5(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

(b)            In connection with any Registration Statement in which a Stockholder that is a seller of Registrable Securities is participating, each such Stockholder will furnish to Parent such information and affidavits as Parent reasonably requests for use in connection with any such Registration Statement or Prospectus or any Written Testing-the-Waters Communication and, to the fullest extent permitted by law, each such seller will indemnify Parent and its directors and officers and each Person who controls Parent (within the meaning of the Securities Act or the 1934 Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.5(c)) resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished by such seller or any of its Stockholder Affiliates in writing specifically for inclusion in the Registration Statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities, and the liability of each such seller of Registrable Securities will be in proportion to the amount of Registrable Securities sold by them, and, provided, further, that such liability will be limited to the net amount received by such seller from the applicable sale of Registrable Securities.

(c)            Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (ii) unless, in such indemnified party’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (x) such settlement or compromise contains a full and unconditional release of the indemnified party or (y) the indemnified party otherwise consents in writing (which consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified (which, in the event the indemnified parties are Stockholders, shall be chosen by a majority of the Stockholders so indemnified on the basis of the number of Registrable Securities related to or otherwise involved in such claim) by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

(d)            Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.5(a) or Section 2.5(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation (even if the Stockholders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.5(c), defending any such action or claim. Notwithstanding the provisions of this Section 2.5(d), no Stockholder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Stockholder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Stockholder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any Registration Statement or Prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Stockholders’ obligations in this Section 2.5(d) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

If indemnification is available under this Section 2.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.5(a) and Section 2.5(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.5(d) subject, in the case of the Stockholders, to the limited dollar amounts set forth in Section 2.5(b).

(e)            No indemnifying party shall be liable for any settlement effected without its written consent (which consent may not be unreasonably delayed or withheld). Each indemnifying party agrees that it will not, without the indemnified party’s prior written consent, consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding in respect to which indemnification or contribution may be sought hereunder unless the foregoing contains and unconditional release, in form and substance reasonably satisfactory to the indemnified parties, of the indemnified parties from all liability and obligation arising therefrom.

(f)            The indemnification and contribution provided for under this Section 2.5 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

2.6	Transfer of Registration Rights.

The registration rights of a Stockholder under this Article II with respect to any Registrable Securities may be transferred or assigned to any purchaser or transferee of Registrable Securities; provided, however, that (i) such Stockholder shall give Parent written notice prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the registration rights such Stockholder are being transferred; (ii) such transferee shall agree in writing, in form and substance reasonably satisfactory to Parent, to be bound as a Stockholder by the provisions of the terms set forth herein; and (iii) immediately following such transfer, the further disposition of such securities by such transferee shall be restricted to the extent set forth under applicable law.

2.7	Current Public Information.

With a view to making available to the Stockholders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Stockholder to sell securities of Parent to the public without registration, Parent covenants that it will (a) for as long as shares of Parent Common Stock are registered pursuant to Section 12(b), Section 12(g) or Section 15(d) of the 1934 Act, use its reasonable best efforts to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the 1934 Act and the rules and regulations adopted thereunder, (b) if it is not required to file such reports, make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (c) take such further action as any Stockholder or Stockholders may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time, or (ii) any other rules or regulations now existing or hereafter adopted by the SEC.

2.8	Parent Obligations Regarding Transfers.

In connection with any sale or transfer of Registrable Securities by any Stockholder, including any sale or transfer pursuant to Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Stockholder to sell securities of Parent to the public without registration, Parent shall, to the extent allowed by law, take any and all action necessary or reasonably requested by such Stockholder in order to permit or facilitate such sale or transfer, including, without limitation, at the sole expense of Parent, by (a) issuing such directions to any transfer agent, registrar or depositary, as applicable, (b) delivering such opinions to the transfer agent, registrar or depositary as are customary for a transaction of this type and are reasonably requested by the same and (c) taking or causing to be taken such other actions as are reasonably necessary (in each case, on a timely basis) in order to cause any legends, notations or similar designations restricting transferability of the Registrable Securities held by such Stockholder to be removed and to rescind any transfer restrictions with respect to such Registrable Securities; provided, however, that such Stockholder shall deliver to Parent, in form and substance reasonably satisfactory to Parent, representation letters regarding such Stockholder’s compliance with Rule 144 or Rule 144A, as may be applicable.

2.9	No Conflict of Rights.

Parent represents and warrants it has not granted, and is not subject to, any registration rights that are superior to, inconsistent with or that in any way violate or subordinate the rights granted to the Stockholders hereby. Parent shall not, prior to termination as set forth in Section 3.1, grant any registration rights that are superior to, inconsistent with or that in any way violate or subordinate the rights granted to the Stockholders hereby, including any registration or other right that is directly or indirectly intended to violate or subordinate the rights granted to the Stockholders hereby.

2.10	Free-Writing Prospectuses.

Parent shall not permit any officer, director, underwriter, broker or any other person acting on behalf of Parent to use any free-writing prospectus (as defined in Rule 405 under the Securities Act) in connection with any Registration Statement covering Registrable Securities, without the prior written consent of each participating Stockholder and any underwriter. No Stockholder shall, or permit any officer, manager, underwriter, broker or any other person acting on behalf of such Stockholder to, use any free-writing prospectus in connection with any Registration Statement covering Registrable Securities, without the prior written consent of Parent.

2.11	Section 2(a)(11) Underwriter.

Parent will not name a Stockholder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Shelf Registration Statement without such Stockholder’s consent. If the staff of the SEC requires Parent to name any Stockholder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and such Stockholder does not consent thereto, then such Stockholder’s Registrable Securities shall not be included on such Shelf Registration Statement, such Stockholder shall no longer be entitled to receive Liquidated Damages with respect to such Stockholder’s Registrable Securities and Parent shall have no further obligations hereunder with respect to Registrable Securities held by such Stockholder, unless such Stockholder has not had an opportunity to conduct customary underwriter’s due diligence (including receipt of comfort letters and opinions of counsel) with respect to Parent at the time such Stockholder’s consent is sought.

ARTICLE III. TERMINATION

3.1	Termination.

The registration rights provisions herein shall terminate and be of no further force and effect upon the date when there shall no longer be any Registrable Securities outstanding.